CUSIP No.  743868101                                         Page 25 of 33 Pages


                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:    August 28, 2002

                                  JAM PARTNERS, L.P.

                                  By:      /s/ Seymour Jacobs
                                           Seymour Jacobs
                                           General Partner


                                  JAM SPECIAL OPPORTUNITIES FUND, L.P.

                                  By:      /s/ Seymour Jacobs
                                           Seymour Jacobs
                                           General Partner


                                  JAM MANAGERS, L.L.C.

                                  By:      /s/ Seymour Jacobs
                                           Seymour Jacobs
                                           Managing Member


                                  ENDICOTT PARTNERS, L.P.

                                  By:      W.R. Endicott, L.L.C.
                                           General Partner

                                  By:      /s/ Robert I. Usdan
                                           Robert I. Usdan
                                           Managing Member


                                  ENDICOTT PARTNERS II, L.P.

                                  By:      W.R. Endicott II, L.L.C.
                                           General Partner

                                  By:      /s/ Robert I. Usdan
                                           Robert I. Usdan
                                           Managing Member

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CUSIP No.  743868101                                         Page 26 of 33 Pages

                                  ENDICOTT OFFSHORE INVESTORS, LTD.

                                  By:      /s/ Robert I. Usdan
                                           Robert I. Usdan
                                           Director


                                  W.R. ENDICOTT, L.L.C.

                                  By:      /s/ Robert I. Usdan
                                           Robert I. Usdan
                                           Managing Member


                                  W.R. ENDICOTT II, L.L.C.

                                  By:      /s/ Robert I. Usdan
                                           Robert I. Usdan
                                           Managing Member


                                  ENDICOTT MANAGEMENT CO.

                                  By:      /s/ Robert I. Usdan
                                           Robert I. Usdan
                                           President


By:      /s/ Seymour Jacobs
         Seymour Jacobs


By:      /s/ Wayne K. Goldstein
         Wayne K. Goldstein


By:      /s/ Robert I. Usdan
         Robert I. Usdan


By:      /s/ Gene F. Gaines
         Gene F. Gaines